                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)    JANUARY 25, 2005
                                                     ---------------------------

                                W. R. GRACE & CO.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                  1-13953                            65-0773649
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         (Commission File Number)         (IRS Employer Identification No.)

                7500 GRACE DRIVE
               COLUMBIA, MARYLAND                                 21044
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    (Address of Principal Executive Offices)                   (Zip Code)

                                 (410) 531-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 2.02. Results of Operations and Financial Condition.

     On January 25, 2005, W. R. Grace & Co. issued a press release announcing its financial results for the quarter and full year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

          99.1 Press release issued by W. R. Grace & Co. announcing financial results for the 2004 fourth quarter and full year

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                       W. R. GRACE & CO.
                                                -------------------------------
                                                         (Registrant)

                                                By /s/ Mark A. Shelnitz
                                                   ---------------------
                                                     Mark A. Shelnitz
                                                         Secretary

Dated: January 26, 2005